SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 1, 1998

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                           SOS Staffing Services, Inc.
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             (Exact name of registrant as specified in its charter)




          Utah                        0-26094                     87-0295503
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
of incorporation)                                            Identification No.)




                             1415 South Main Street
                           Salt Lake City, Utah 84115
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          (Address of principal executive offices, including zip code)




                                 (801) 484-4400
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              (Registrant's telephone number, including area code)


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                                TABLE OF CONTENTS


                                                                      Page
                                                                      ----
Item 2. Acquisition or Disposition of Assets                          3
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Item 7. Financial Statements and Exhibits                             3
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SIGNATURES                                                            4


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Item 2. Acquisition or Disposition of Assets
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         Pursuant to an  agreement  entered into on July 1, 1998 to be effective
July 1, 1998, the Company completed the acquisition of substantially all of the assets of Neosoft, Inc. ("Neosoft"). Neosoft is engaged in providing high-end, advanced skills information technology temporary staffing specializing in enterprise resource packages, Internet development and software validation quality assurance testing. The assets purchased from Neosoft consist principally of office furniture and equipment, receivables and goodwill used in Neosofts' information technology staffing business. The Company intends to use all such assets to continue and expand its information technology staffing business.

         The purchase price for the Neosoft assets was $5.5 million in cash plus future earnouts not to exceed an additional $9.0 million based on profitability. In connection with the purchase, the Company assumed a real property lease, certain contracts, and entered into a non-competition agreement with the former principal of Neosoft. The Company also entered into an employment agreement with the former principal of Neosoft. The purchase price for the assets and business was determined in arms-length negotiations conducted by principals of the Company and representatives of Neosoft. There was no material relationship between the owners of Neosoft and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer. The initial purchase price for the Neosoft assets was funded through borrowings against the Company's credit facility. The Company presently anticipates that the future earnout payments will be funded from the additional revenues generated by the acquisition coupled with cash flows from normal Company operations.



Item 7. Financial Statements and Exhibits
        ---------------------------------

         (a)  Financial statements of business acquired
                 Not applicable

         (b)  Pro forma financial information
                 Not applicable

         (c)  Exhibits

                 2.1 Acquisition agreement

                 99.1 Press Release dated July 9, 1998

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereto duly authorized.




                                                 SOS STAFING SERVICES, INC.


                                                 \S\ Gary B. Crook
                                                 -----------------
                                                 Gary B. Crook
                                                 Executive Vice President and
                                                 Chief Financial Officer


Date: July 16, 1998



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